UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 9, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


            Colorado                      0-11485                 84-1072256
            --------                      -------                 ----------
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
              -----------------------------------------------------
               Registrant's telephone number, including area code:

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Effective May 9, 2006, Accelr8 Technology Corporation (the "Corporation") appointed David Loftus as the Controller and principal accounting officer. Mr. Loftus, age 35, is a certified public accountant (CPA). Mr. Loftus served as Accounting Manager of Computer Sites, Inc. from April 2005 to April 2006. Mr. Loftus served as Accounting Manager of Beverage Properties from January 1996 to November 2004. Mr. Loftus holds a Bachelor of Science degree in Business Administration with an emphasis in Accounting from the University of Cincinnati.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  May 16, 2006                   ACCELR8 TECHNOLOGY CORPORATION

                                      By: /s/ Thomas V. Geimer
                                      ------------------------------------
                                      Thomas V. Geimer, Chief Executive Officer